UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2024

LAMPERD LESS LETHAL INC.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-84976

(Commission File Number)

98-0358040

(IRS Employer Identification No.)

1200 Michener Road, Sarnia, Ontario, Canada N7S 4B1

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (519) 344-4445

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Lamperd Less Lethal and NAPC Defense form Joint Venture for Security Products Marketing in The USA and Worldwide

SARNIA, ON / October 29, 2024/ Lamperd Less Lethal, Inc. (OTC PINK:LLLI), an innovation leader and manufacturer of advanced security solutions for law enforcement, military and security agencies worldwide, today announces the signing of a new Master Distributor  agreement with NAPC Defense, Inc. (OTC Pink: BLIS). This agreement shall be for sales and distribution of the full Lamperd product line and training services to law enforcement, military and other government authorized agencies in the USA and other countries around the world where NAPC Defense has established customer relations.

NAPC Defense is licensed and approved to broker munitions and military hardware already produced and in inventory at various locations worldwide. NAPC Defense benefits from the ability to bid and win contracts that are set aside in the Defense industry from a vast knowledge of Government Contracting.  Another NAPC Defense area of expertise is brokering of munitions and military hardware already produced and in inventory at various locations worldwide, NAPC Defense is brokering multiple munitions and military hardware items that are of interest to Allied and NATO forces in the Ukraine and the Middle East, which also require U.S. State Department approval.

Lamperd Less Lethal has been assigned a NATO Commercial and Government Entity (NCAGE) Code which enables it to sell military supplies to any NATO member country, and a Federal Business Firearms License for the manufacture, repair, storage, import, export and sale of virtually any manner of firearms and ammunition. Lamperd Less Lethal is one of only a very few manufacturers of less-lethal munitions in the world to receive these approvals.

NAPC Defense was founded by a Service Disabled Veteran. Registered with the Directorate of Defense Trade Controls, the company has team members experienced in all areas of ammunition, weapons, platforms, and airframe lifecycle management from mission need through demilitarization. NAPC Defense utilizes a Quality Management philosophy that is derived from ISO 9001:2008. The organization has tailored its philosophy to ensure that Customer quality initiatives are included in our day-to-day business processes.  The team members are knowledgeable with all current initiatives related to US military specification ammunition and weapons to include the latest critical safety characteristic control planning and Material Readiness Assessment and Planning initiatives.

The NAPC Defense security products portfolio currently includes: Small Arms Weapons, Ammunition, Visual Augmentation, Jamming Equipment, NIJ Certified Body Armor Cornershot, Zero Click and more.  With the signing of the new Lamperd distribution agreement, NAPC Defense will now be able to add the option of Less Lethal solutions to its product offerings which had previously been absent.

Stephen Gurba, President of NAPC Defense stated, “We are exceptionally pleased to have reached an agreement to add the extensive and versatile Lamperd line of less lethal security products to our international marketing catalog. In researching the less lethal field we realized that the Lamperd line offers the widest selection, greatest versatility and highest quality solutions for our USA and global customers to possess a capability to effectively deal with increasing riots and other public order crisis with the lowest risk of harm or death to everyone on both sides. We intend to introduce the Lamperd Less Lethal product line to many prospective customers beginning immediately.”

Barry Lamperd, CEO of Lamperd Less Lethal commented, “Our entire product development, manufacturing, delivery and training staff are ready to support NAPC Defense with our full commitment in swiftly fulfilling all orders that their marketing program brings to us. To ensure the highest quality control and the quickest delivery times, all our manufacturing is done in-house with raw materials obtained from well established local suppliers. The Lamperd management team is also well versed in dealing with government agencies to obtain the necessary permits for the most efficient delivery to clients in every part of the world.”

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About Lamperd Less Lethal:

Lamperd Less Lethal, Inc. is a developer, manufacturer and international sales company for advanced less lethal weapons, ammunition and other security products marketed to police, correctional, military and private security forces. The company manufactures and sells over 300 different products including small & large caliber projectile guns, flash-bang devices, pepper spray devices, 12 Gauge, 37mm & 40mm launching systems and a variety of different riot shields. Lamperd also offers advisory services and hands-on training classes run by highly accredited instructors.  For more information on Lamperd Less Lethal, Inc. visit: http://www.lamperdlesslethal.com

About NAPC Defense:

NAPC Defense, Inc. is an armament sales and production company, fully licensed in the United States, with exclusive rights to produce and sell CornerShot USA weapons systems in the U.S and Saudi Arabia, in addition to brokering arms and munitions throughout the world all with US State Department approval. Additional smaller weapons platforms, a series of ballistics protection technologies and related products are in development or being finalized for sale. For more information on NAPC Defense, Inc. visit: https://www.napcdefense.com/

This press release contains forward-looking statements relating to Lamperd Less Lethal, Inc. Lamperd Less Lethal, Inc. undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

Safe Harbor for Forward-Looking Statements: This news release includes forward-looking statements. While these statements are made to convey to the public the company's progress, business opportunities and growth prospects, readers are cautioned that such forward-looking statements represent management's opinion. Whereas management believes such representations to be true and accurate based on information and data available to the company at this time, actual results may differ materially from those described. The company's operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are and will be set forth in the company's periodic filings with the U.S. Securities and Exchange Commission.

Contact: Lamperd Less Lethal, Inc.

Barry Lamperd, President & CEO

(519) 344-4445

Email: info@lamperdlesslethal.com or sales@lamperdlesslethal.com

Company Website: http://www.lamperdlesslethal.com

Lamperd Less Lethal on Facebook: https://www.facebook.com/lamperdlesslethal

Lamperd Less Lethal on Twitter: https://www.twitter.com/LLLI_LessLethal

Barry Lamperd on Twitter: https://www.twitter.com/lamperd_llli

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMPERD LESS LETHAL INC.

Date: October 29, 2024	By:	/s/ Barry Lamperd
Barry Lamperd
President

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